                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



    We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-86325 of Global Industries, Ltd. on Form S-3 of our report dated February 25, 2000, appearing in the Annual Report on Form 10-K of Global Industries, Ltd. for the year ended December 31, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
New Orleans, Louisiana
June 1, 2000